UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.       )

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LDR Holding Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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S:677842.1Important Notice of Availability of Proxy Materials for the Stockholder Meeting of
LDR HOLDING CORPORATION
To Be Held On:
June 3, 2014 at 9:00 a.m. local time
13785 Research Boulevard, Suite 200, Austin, Texas 78750

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
You are receiving this communication because you hold shares in LDR Holding Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 23, 2014.
Please visit http://www.astproxyportal.com/ast/18555, where the following materials are available for view:

	•	Notice of Annual Meeting of Stockholders
	•	Proxy Statement
	•	Form of Electronic Proxy Card
	•	2013 Annual Report on Form 10-K
TO REQUEST MATERIAL:		TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting can be obtained by contacting the Corporate Secretary at the address set forth in the proxy statement.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1. ELECTION OF DIRECTORS	2. RATIFICATION OF AUDITORS
Proposal to elect a Class I director to the Board of Directors	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.
NOMINEE:
Joseph Aragona	In the discretion of the proxies, such other business as may properly come before the meeting and at any adjournments or postponements thereof.

The Board of Directors recommends a vote FOR the election of the nominee as director and FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

NOTE: You cannot vote by returning this Notice. To vote the shares, you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. You also may attend and vote at the meeting.

Please note that you cannot use this notice to vote by mail.